Exhibit 99.3

FREDDIE MAC FIRST QUARTER 2012 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(unaudited)

		Three Months Ended
Line:		March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
		(dollars in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$20,064	$19,782	$19,140	$18,172	$17,468
2	Unsecuritized	2,334	2,274	2,282	2,234	2,312

3	Total mortgage loans	22,398	22,056	21,422	20,406	19,780
4	Investments in securities	3,283	3,275	3,150	3,083	2,938
5	Other	34	18	8	7	13

6	Total interest income	25,715	25,349	24,580	23,496	22,731

	Interest expense
7	Debt securities of consolidated trusts	(17,403)	(17,261)	(16,715)	(15,740)	(15,253)
8	Other debt	(3,565)	(3,333)	(3,072)	(2,899)	(2,816)

9	Total interest expense	(20,968)	(20,594)	(19,787)	(18,639)	(18,069)
10	Expense related to derivatives	(207)	(194)	(180)	(174)	(162)

11	Net interest income	4,540	4,561	4,613	4,683	4,500
12	Provision for credit losses	(1,989)	(2,529)	(3,606)	(2,578)	(1,825)

13	Net interest income after provision for credit losses	2,551	2,032	1,007	2,105	2,675

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	223	(125)	(310)	(7)	(4)
15	Gains (losses) on retirement of other debt	12	3	19	10	(21)
16	Gains (losses) on debt recorded at fair value	(81)	(37)	133	76	(17)
17	Derivative gains (losses)	(427)	(3,807)	(4,752)	(766)	(1,056)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(1,054)	(230)	(459)	(358)	(475)
19	Portion of other-than-temporary impairment recognized in AOCI	(139)	(122)	298	(237)	(89)

20	Net impairment of available-for-sale securities recognized in earnings	(1,193)	(352)	(161)	(595)	(564)
21	Other gains (losses) on investment securities recognized in earnings	(120)	209	(541)	(444)	(288)
22	Other income	334	252	814	755	434

23	Non-interest income (loss)	(1,252)	(3,857)	(4,798)	(971)	(1,516)

	Non-interest expense
24	Salaries and employee benefits	(207)	(219)	(212)	(194)	(176)
25	Professional services	(56)	(64)	(73)	(77)	(71)
26	Occupancy expense	(15)	(15)	(14)	(18)	(14)
27	Other administrative expenses	(83)	(86)	(82)	(91)	(76)

28	Total administrative expenses	(361)	(384)	(381)	(380)	(337)
29	Real estate owned operations expense	(257)	(27)	(221)	(80)	(171)
30	Other expenses	(79)	(135)	(85)	(93)	(88)

31	Non-interest expense	(697)	(546)	(687)	(553)	(596)

32	Income (loss) before income tax benefit	602	(2,371)	(4,478)	581	563
33	Income tax benefit	74	232	56	38	14

34	Net income (loss)	676	(2,139)	(4,422)	619	577

	Other comprehensive income, net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	1,941	903	(80)	701	1,147
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	132	135	124	118	111
37	Changes in defined benefit plans	(9)	1	2	68	(46)

38	Total other comprehensive income, net of taxes and reclassification adjustments	2,064	1,039	46	887	1,212

39	Comprehensive income (loss)	$2,740	$(1,100)	$(4,376)	$1,506	$1,789

40	Net income (loss)	$676	$(2,139)	$(4,422)	$619	$577
41	Preferred stock dividends	(1,605)	(1,617)	(1,618)	(1,658)	(1,804)

42	Net loss attributable to common stockholders	$(929)	$(3,756)	$(6,040)	$(1,039)	$(1,227)

	Net loss per common share:
43	Basic	$(0.29)	$(1.16)	$(1.86)	$(0.32)	$(0.38)
44	Diluted	$(0.29)	$(1.16)	$(1.86)	$(0.32)	$(0.38)
	Weighted average common shares outstanding (in thousands):
45	Basic	3,246,985	3,244,967	3,244,496	3,243,183	3,241,502
46	Diluted	3,246,985	3,244,967	3,244,496	3,243,183	3,241,502

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

Line:		March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
		(dollars in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $1, $1, $2, and $1, respectively, related to our consolidated VIEs)	$34,298	$17,488	$18,174	$28,442	$8,569
2	Restricted cash and cash equivalents (includes $5,497, $1,850, $25,180, $27,675, and $27,332, respectively, related to our consolidated VIEs)	6,184	2,333	25,695	28,063	27,790
3	Federal funds sold and securities purchased under agreements to resell (includes $11,500, $13,950, $—, $—, and $3,000, respectively, related to our consolidated VIEs)	37,792	33,609	10,596	12,044	24,349
	Investments in securities:
4	Available-for-sale, at fair value (includes $298, $244, $224, $204, and $187, respectively, pledged as collateral that may be repledged)	229,838	222,849	216,584	210,659	202,422
5	Trading, at fair value	61,353	54,764	55,298	58,830	58,319

6	Total investments in securities	291,191	277,613	271,882	269,489	260,741

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $9,517, $8,948, $8,696, $8,351, and $7,139, respectively)	1,644,609	1,634,773	1,611,580	1,564,131	1,555,067
8	Unsecuritized (net of allowances for loan losses of $29,571, $29,919, $30,848, $30,912, and $30,925, respectively)	197,883	198,568	199,382	207,418	199,945

9	Total held-for-investment mortgage loans, net	1,842,492	1,833,341	1,810,962	1,771,549	1,755,012
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $5,304, $4,463, $6,275, $9,710 and $11,337 at fair value, respectively)	5,304	4,463	6,275	9,710	11,337

11	Total mortgage loans, net	1,847,796	1,837,804	1,817,237	1,781,259	1,766,349
12	Accrued interest receivable (includes $6,801, $6,704, $6,535, $6,242, and $6,079, respectively, related to our consolidated VIEs)	8,660	8,523	8,327	8,062	7,820
13	Derivative assets, net	58	246	295	118	182
14	Real estate owned, net (includes $112, $83, $64, $60, and $67, respectively, related to our consolidated VIEs)	6,376	5,932	5,630	5,680	5,454
15	Deferred tax assets, net	4,498	3,866	3,909	3,546	2,929
16	Other assets (includes $2,675, $3,252, $6,158, $6,083, and $6,227, respectively, related to our consolidated VIEs)	8,063	8,381	10,591	10,513	10,761

17	Total assets	$2,244,916	$2,195,795	$2,172,336	$2,147,216	$2,114,944

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,345, $6,241, $6,120, $5,943, and $5,832, respectively, related to our consolidated VIEs)	$9,392	$9,542	$8,603	$8,898	$8,129

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,510,426	1,499,036	1,488,036	1,471,437	1,481,622
20	Other debt (includes $3,960, $3,998, $3,291, $3,015, and $2,221 at fair value, respectively)	715,572	681,087	674,421	660,546	618,629

21	Total debt, net	2,225,998	2,180,123	2,162,457	2,131,983	2,100,251
22	Derivative liabilities, net	750	408	329	435	296
23	Other liabilities (includes $204, $400, $293, $3, and $2, respectively, related to our consolidated VIEs)	7,539	7,200	6,938	6,046	6,286

24	Total liabilities	2,243,679	2,197,273	2,178,327	2,147,362	2,114,962

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,700	64,700	66,179	72,171	72,317
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	—	1	2	3	—
30	Retained earnings (accumulated deficit)	(63,693)	(67,449)	(73,489)	(74,525)	(75,775)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(7,737)	(6,834)	(6,914)	(6,213)	(5,066)
32	Cash flow hedge relationships	(2,107)	(1,972)	(1,848)	(1,730)	(1,619)
33	Defined benefit plans	(123)	(122)	(120)	(52)	(98)

34	Total AOCI, net of taxes	(9,967)	(8,928)	(8,882)	(7,995)	(6,783)
35	Treasury stock, at cost	(3,912)	(3,911)	(3,910)	(3,909)	(3,886)

36	Total equity (deficit)	1,237	(1,478)	(5,991)	(146)	(18)

37	Total liabilities and equity (deficit)	$2,244,916	$2,195,795	$2,172,336	$2,147,216	$2,114,944

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Net Interest Income:

1	Net interest income	$4,540	$4,561	$4,613	$4,683	$4,500
	Average Balances:(1)

2	Cash and cash equivalents	$37,561	$33,660	$51,225	$59,077	$51,029
3	Federal funds sold and securities purchased under agreements to resell	47,861	32,227	16,434	13,703	26,057
	Mortgage-related securities:
4	Mortgage-related securities(2)	456,972	450,575	443,135	418,454	383,227
5	Extinguishment of PCs held by Freddie Mac	(167,528)	(166,318)	(166,356)	(150,197)	(125,363)

6	Total mortgage-related securities, net	289,444	284,257	276,779	268,257	257,864
7	Non-mortgage-related securities	29,309	26,078	18,175	24,788	28,464
8	Mortgage loans held by consolidated trusts(2)(3)	1,650,567	1,643,680	1,626,583	1,590,993	1,559,823
9	Unsecuritized mortgage loans(3)	240,557	242,471	243,162	250,346	254,877

10	Total interest-earning assets	2,295,299	2,262,373	2,232,358	2,207,164	2,178,114
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,665,608	1,656,150	1,641,905	1,612,091	1,580,749
12	Extinguishment of PCs held by Freddie Mac	(167,528)	(166,318)	(166,356)	(150,197)	(125,363)

13	Total debt securities of consolidated trusts held by third parties	1,498,080	1,489,832	1,475,549	1,461,894	1,455,386
	Other debt:(2)
14	Short-term debt	194,822	194,153	188,004	168,238	149,130
15	Long-term debt	518,034	500,587	495,188	501,559	496,644

16	Total other debt	712,856	694,740	683,192	669,797	645,774

17	Total interest-bearing liabilities	2,210,936	2,184,572	2,158,741	2,131,691	2,101,160
18	Net non-interest-bearing funding	84,363	77,801	73,617	75,473	76,954

19	Total funding of interest-earning assets	$2,295,299	$2,262,373	$2,232,358	$2,207,164	$2,178,114

	Yield/Cost:

20	Cash and cash equivalents	0.17%	0.12%	0.03%	0.02%	0.03%
21	Federal funds sold and securities purchased under agreements to resell	0.15	0.09	0.08	0.10	0.14
	Mortgage-related securities:
22	Mortgage-related securities	4.65	4.63	4.56	4.57	4.55
23	Extinguishment of PCs held by Freddie Mac	(4.93)	(4.73)	(4.61)	(4.58)	(4.60)
24	Total mortgage-related securities, net	4.50	4.57	4.53	4.56	4.53
25	Non-mortgage-related securities	0.41	0.39	0.40	0.41	0.23
26	Mortgage loans held by consolidated trusts	4.86	4.81	4.71	4.57	4.48
27	Unsecuritized mortgage loans	3.88	3.75	3.75	3.57	3.63
28	Yield on total interest-earning assets	4.48	4.48	4.41	4.26	4.18
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.67)	(4.64)	(4.54)	(4.33)	(4.22)
30	Extinguishment of PCs held by Freddie Mac	4.93	4.73	4.61	4.58	4.60
31	Total debt securities of consolidated trusts held by third parties	(4.65)	(4.63)	(4.53)	(4.31)	(4.19)
	Other debt:
32	Short-term debt	(0.24)	(0.19)	(0.14)	(0.12)	(0.11)
33	Long-term debt	(2.66)	(2.59)	(2.42)	(2.27)	(2.23)
34	Total other debt	(2.00)	(1.92)	(1.79)	(1.73)	(1.74)
35	Cost of interest-bearing liabilities	(3.79)	(3.77)	(3.67)	(3.50)	(3.44)
36	Expense related to derivatives	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)
37	Impact of net non-interest-bearing funding	0.14	0.13	0.12	0.12	0.12
38	Total funding of interest-earning assets	(3.69)	(3.67)	(3.58)	(3.41)	(3.35)
39	Net interest yield (annualized)	0.79	0.81	0.83	0.85	0.83

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,479	$4,675	$4,758	$4,536	$4,315
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	29	31	18	37	52
	Asset-related amortization income (expense), net:
3	Mortgage loans held by consolidated trusts	(272)	(297)	(539)	(834)	(866)
4	Unsecuritized mortgage loans	56	48	45	33	25
5	Mortgage-related securities	(41)	(83)	(83)	(32)	(21)
6	Other assets	(14)	(27)	(31)	(50)	(75)

7	Asset-related amortization expense, net	(271)	(359)	(608)	(883)	(937)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	667	573	801	1,342	1,398
9	Other long-term debt securities	(157)	(165)	(176)	(175)	(166)

10	Debt-related amortization income, net	510	408	625	1,167	1,232

11	Total amortization income, net	268	80	35	321	347
12	Expense related to derivatives(4)	(207)	(194)	(180)	(174)	(162)

13	Net interest income	$4,540	$4,561	$4,613	$4,683	$4,500

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$223	$(125)	$(310)	$(7)	$(4)
2	Gains (losses) on retirement of other debt	12	3	19	10	(21)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	(117)	(46)	146	57	(19)
4	Market value adjustments	36	9	(13)	19	2

5	Total gains (losses) on debt recorded at fair value	(81)	(37)	133	76	(17)

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	109	47	(141)	(56)	9
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(37)	(3)	3	(12)	(5)
8	U.S. dollar denominated derivative gains (losses)	750	(2,499)	(3,345)	464	16
9	Accrual of periodic settlements	(1,249)	(1,352)	(1,269)	(1,162)	(1,076)

10	Total derivative gains (losses)	(427)	(3,807)	(4,752)	(766)	(1,056)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(1,054)	(230)	(459)	(358)	(475)
12	Portion of other-than-temporary impairment recognized in AOCI	(139)	(122)	298	(237)	(89)

13	Net impairment of available-for-sale securities recognized in earnings	(1,193)	(352)	(161)	(595)	(564)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(200)	274	(547)	(481)	(377)
15	Gains (losses) on sale of available-for-sale securities	80	(65)	6	37	89

16	Total other gains (losses) on investment securities recognized in earnings	(120)	209	(541)	(444)	(288)

	Other income:
17	Gains (losses) on sale of mortgage loans	95	161	46	109	40
18	Gains (losses) on mortgage loans recorded at fair value	(33)	136	216	99	139
19	Recoveries on loans impaired upon purchase	125	132	119	97	89
20	Guarantee-related income	54	81	40	70	70
21	All other	93	(258)	393	380	96

22	Total other income	334	252	814	755	434

23	Total non-interest income (loss)	$(1,252)	$(3,857)	$(4,798)	$(971)	$(1,516)

FREDDIE MAC
TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	7%	9%	10%	7%	9%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	15%	15%	14%	14%	13%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	2.85%	2.75%	2.77%	2.84%	2.80%
4	Credit-enhanced	7.87%	7.67%	7.70%	8.03%	8.02%
5	Total Single-family	3.63%	3.50%	3.51%	3.58%	3.51%
	Multifamily:
6	Non-credit-enhanced	0.25%	0.19%	0.18%	0.11%	0.16%
7	Credit enhanced	0.75%	0.70%	0.77%	0.52%	0.39%
8	Total Multifamily	0.36%	0.31%	0.33%	0.22%	0.23%

	Single-family loan workouts(4) (number of units):

9	Loan modifications	35,158	31,049	23,919	19,048	13,677
10	Repayment plans	9,099	7,981	8,333	8,008	10,575
11	Forbearance agreements	7,678	3,709	4,262	3,867	3,656
12	Short sales and deed-in-lieu transactions	10,706	11,038	11,744	12,675	12,245

13	Total single-family loan workouts	62,641	53,777	48,258	43,598	40,153

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$118,062	$117,929	$122,273	$123,472	$122,497
15	REO assets, net	6,376	5,932	5,630	5,680	5,454

16	Total non-performing assets	$124,438	$123,861	$127,903	$129,152	$127,951

	REO Operations Income (Expense):

17	Single-family	$(257)	$(35)	$(226)	$(78)	$(172)
18	Multifamily	—	8	5	(2)	1

19	Total	$(257)	$(27)	$(221)	$(80)	$(171)

	Loan Loss Reserves:(5)

20	Beginning balance	$39,926	$39,305	$39,095	$39,744	$39,461
21	Provision for credit losses(6)	1,989	2,529	3,606	2,578	1,825
22	Charge-offs — single-family, net	(2,863)	(2,968)	(3,114)	(3,026)	(3,162)
23	Charge-offs — multifamily, net	(12)	(29)	(8)	(25)	(1)
24	Transfers, net	265	258	165	190	173

25	Ending balance	$39,305	$39,095	$39,744	$39,461	$38,296

	Credit Losses:(7)

26	Credit losses	$3,238	$3,127	$3,451	$3,236	$3,435
27	Annualized credit losses / average mortgage loan portfolio(8)	67.1 bps	64.9 bps	72.1 bps	68.5 bps	73.6 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2011 Form 10-K for the year ended December 31, 2011, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Mortgage Credit Risk — Portfolio Management Activities — Loan Workout Activities and the MHA Program” in our 2011 Form 10-K for the year ended December 31, 2011.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23).
(6)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(7)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(8)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Segment Earnings (Loss), net of taxes:
1	Investments segment	$2,137	$10	$(1,079)	$2,298	$1,628
2	Single-family Guarantee segment	(1,820)	(2,386)	(3,545)	(2,249)	(1,675)
3	Multifamily segment	359	200	205	555	624
4	All Other	—	37	(3)	15	—

5	Total Segment Earnings (loss), net of taxes	$676	$(2,139)	$(4,422)	$619	$577

	Comprehensive Income (Loss) of Segments:
6	Investments segment	$3,263	$643	$268	$2,299	$1,963
7	Single-family Guarantee segment	(1,824)	(2,385)	(3,545)	(2,216)	(1,698)
8	Multifamily segment	1,301	605	(1,096)	1,408	1,524
9	All Other	—	37	(3)	15	—

10	Comprehensive income (loss) of segments	$2,740	$(1,100)	$(4,376)	$1,506	$1,789

	Net interest yield — Segment Earnings (annualized):
11	Investments segment	110 bps	126 bps	134 bps	138 bps	129 bps
12	Multifamily segment	75 bps	83 bps	87 bps	85 bps	90 bps
	Management and guarantee income — Segment Earnings (annualized):
13	Single-family Guarantee segment	19.1 bps	18.7 bps	20.3 bps	23.0 bps	23.2 bps
14	Multifamily segment	46.8 bps	43.0 bps	41.5 bps	39.7 bps	38.7 bps
	Credit losses — Segment Earnings (annualized):
15	Single-family Guarantee segment	71.0 bps	68.4 bps	76.3 bps	72.4 bps	78.6 bps
16	Multifamily segment	4.2 bps	7.6 bps	4.0 bps	9.1 bps	— bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2012 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings (loss) for each segment and the All Other category equals GAAP net income (loss). Likewise, the sum of comprehensive income (loss) for each segment and the All Other category equals GAAP comprehensive income (loss).

FREDDIE MAC
TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
	Segment Earnings (Loss), net of taxes:
1	Net interest income	$1,653	$1,826	$1,905	$1,955	$1,763
	Non-interest income (loss):
2	Net impairment of available-for-sale securities recognized in earnings	(1,029)	(139)	(116)	(549)	(496)
3	Derivative gains (losses)	1,103	(2,156)	(3,144)	600	200
4	Gains (losses) on trading securities	(234)	256	(525)	(490)	(398)
5	Gains (losses) on sale of mortgage loans	12	4	—	12	(14)
6	Gains (losses) on mortgage loans recorded at fair value	(83)	167	358	59	(38)
7	Other non-interest income (loss)	541	(184)	345	564	513

8	Total non-interest income (loss)	310	(2,052)	(3,082)	196	(233)

	Non-interest expense:
9	Administrative expenses	(95)	(101)	(97)	(105)	(92)
10	Other non-interest expense	—	(1)	(1)	—	—

11	Total non-interest expense	(95)	(102)	(98)	(105)	(92)

12	Segment adjustments	203	126	137	195	155

13	Segment Earnings (loss) before income tax benefit	2,071	(202)	(1,138)	2,241	1,593
14	Income tax benefit	66	212	59	57	35

15	Segment Earnings (loss), net of taxes	2,137	10	(1,079)	2,298	1,628
16	Total other comprehensive income, net of taxes	1,126	633	1,347	1	335

17	Comprehensive income — Investments segment	$3,263	$643	$268	$2,299	$1,963

18	Net interest yield — Segment Earnings (annualized)	110 bps	126 bps	134 bps	138 bps	129 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings (loss) for the Investments segment equals GAAP net income (loss) for the Investments segment.

FREDDIE MAC
TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012

	Segment Earnings (Loss), net of taxes:
1	Net interest income (expense)	$100	$(30)	$(98)	$5	$(32)
2	Provision for credit losses	(2,284)	(2,886)	(4,008)	(3,116)	(2,184)
	Non-interest income:
3	Management and guarantee income	870	848	913	1,016	1,011
4	Other non-interest income	211	208	331	466	181

5	Total non-interest income	1,081	1,056	1,244	1,482	1,192

	Non-interest expense:
6	Administrative expenses	(215)	(228)	(227)	(218)	(193)
7	REO operations expense	(257)	(35)	(226)	(78)	(172)
8	Other non-interest expense	(66)	(106)	(69)	(80)	(73)

9	Total non-interest expense	(538)	(369)	(522)	(376)	(438)

10	Segment adjustments	(185)	(143)	(161)	(210)	(196)

11	Segment Earnings (loss) before income tax (expense) benefit	(1,826)	(2,372)	(3,545)	(2,215)	(1,658)
12	Income tax (expense) benefit	6	(14)	—	(34)	(17)

13	Segment Earnings (loss), net of taxes	(1,820)	(2,386)	(3,545)	(2,249)	(1,675)
14	Total other comprehensive income (loss), net of taxes	(4)	1	—	33	(23)

15	Comprehensive income (loss) — Single-family Guarantee segment	$(1,824)	$(2,385)	$(3,545)	$(2,216)	$(1,698)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.6 bps	13.7 bps	13.8 bps	14.1 bps	14.3 bps
17	Amortization of delivery fees (annualized rate)	5.5 bps	5.0 bps	6.5 bps	8.9 bps	8.9 bps

18	Segment Earnings management and guarantee income (annualized rate)	19.1 bps	18.7 bps	20.3 bps	23.0 bps	23.2 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	71.0 bps	68.4 bps	76.3 bps	72.4 bps	78.6 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings (loss) for the Single-family Guarantee segment equals GAAP net income (loss) for the Single-family Guarantee segment.

FREDDIE MAC
TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012

	Segment Earnings, net of taxes:

1	Net interest income	$279	$304	$314	$303	$318
2	(Provision) benefit for credit losses	60	13	37	86	19
	Non-interest income (loss):
3	Management and guarantee income	28	30	32	37	33
4	Net impairment of available-for-sale securities recognized in earnings	(135)	(182)	(27)	(9)	(16)
5	Gains (losses) on sale of mortgage loans	83	157	46	97	54
6	Gains (losses) on mortgage loans recorded at fair value	50	(31)	(142)	40	177
7	Other non-interest income (loss)	56	(13)	12	73	109

8	Total non-interest income (loss)	82	(39)	(79)	238	357

	Non-interest expense:
9	Administrative expenses	(51)	(55)	(57)	(57)	(52)
10	REO operations income (expense)	—	8	5	(2)	1
11	Other non-interest expense	(13)	(28)	(15)	(13)	(15)

12	Total non-interest expense	(64)	(75)	(67)	(72)	(66)

13	Segment Earnings before income tax benefit (expense)	357	203	205	555	628
14	Income tax benefit (expense)	2	(3)	—	—	(4)

15	Segment Earnings, net of taxes	359	200	205	555	624

16	Total other comprehensive income, net of taxes	942	405	(1,301)	853	900

17	Comprehensive income — Multifamily segment	$1,301	$605	$(1,096)	$1,408	$1,524

18	Net interest yield — Segment Earnings (annualized)	75 bps	83 bps	87 bps	85 bps	90 bps
	Management and guarantee income — Segment Earnings:

19	Average contractual rate (annualized)(3)	46.8 bps	43.0 bps	41.5 bps	39.7 bps	38.7 bps
	Credit losses — Segment Earnings:

20	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	4.2 bps	7.6 bps	4.0 bps	9.1 bps	— bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.